                                                                   Exhibit 10.17


                              NYC D.O.T. CONTRACT




                               ATLANTIC PARATRANS
                        7 North Street Staten Island, NY

[Letterhead of New York City Transit]

October 19, 1995

Mr. David Kessler
Vice President
Atlantic Paratrans, Inc.
1752 Shore Pkwy.
Brooklyn, NY 11213

Re: Contract No. 94E5461B Modification #1 - Zones 2 & 3

Dear David:

As previously mentioned, enclosed are five copies of the above referenced contract modification.

Please sign all five copies, returning all five to the address below:

Gail H. Eisenfeld
New York City Transit Authority
130 Livingston St., Room 6052B
Brooklyn, New York 11201

Thank You.

Sincerely yours,


/s/ Gail

Gail H. Eisenfeld
Procurement Manager
Material Division

1312a/ge

MTA New York City Transit is an agency of the Metropolitan Transportation
     Authority
Peter E. Stangl, Chairman and Chief Executive Officer

                         NEW YORK CITY TRANSIT AUTHORITY

                       CONTRACT MODIFICATION/CHANGE ORDER

Change Order No.: 1
Contract No:      94E5461B
Contract Title:   Five Borough Paratransit Carrier Service

Contractor:       Atlantic Paratrans, Inc.
                  1752 Shore Parkway
                  Brooklyn, NY 11214

This Modification/Change Order, when properly executed, constitutes authorization to proceed with the changes describe herein and changes the amount of the contract as noted.

--------------------------------------------------------------------------------

                              DESCRIPTION OF CHANGE
--------------------------------------------------------------------------------

1. ARTICLE 110, Payment, Paragraph B only shall be deleted in its entirety and changed to read as follows:

      B. Payment will be made to the Contractor on:

            (1) a fixed payment basis for items allowed in the fixed price portion of this contract;

            (2) A variable payment basis for each service hour operated by the Contractor at the direction of NYC Transit;

            (3) a pass-through payment basis to include

                  (a) a per unit monthly cost for revenue vehicles acquired by the Contractor with the prior approval of NYC Transit;

                  (b) a per vehicle cost for insurance; and

                  (c) tolls for revenue vehicles.

            Mobilization costs will be paid upon submission of invoices in a form acceptable to NYC Transit.

2. ARTICLE 125, Warranty Work and Parts: Delete the last sentence, which will be relocated to become the last sentence of ARTICLE 126, Vehicle Equivalency Procedure.

3. ARTICLE 126 , Vehicle Equivalency Procedure: At the end of this Article, include the following sentence, "All submissions will then be forwarded to the Chairman of the Vehicle Equivalency Committee in a timely fashion for consideration as an `approved equal'."

4. PARAGRAPH 2.9, Technical Specifications, (Page T-2), delete the paragraph in its entirety and replace with the following: "As of the contract start date, service hours for Zones 1, 2, 3 and 4 are 6 am to 8 pm on weekdays and 10 am to 12 midnight on weekends and holidays. Beginning 7/1/96, service hours for Zones 1, 2, 3 and 4 are 6 am to 8 pm on weekdays and 6 am to midnight on weekends and holidays. Beginning 10/1/96, service hours for Zones 1, 2, 3 and 4 are 6 am to midnight on weekdays, weekends and holidays.

5. PARAGRAPH 2.11, Technical Specifications, (Page T-3), delete the phrase "within 90 calendar days" and replace with "at least 90 days in advance."

6. PARAGRAPH 2.20 of the Technical Specifications (Page T-4) shall be changes to read as follows:

      "Payment will be made to the contractor on (1) a fixed payment basis for items allowed in the fixed price portions of this contract, (2) a variable payment basis for each service hour operated by the carrier at the direction of NYC transit and (3) a pass-through basis to include costs for revenue vehicles, revenue vehicle insurance and tolls for revenue service vehicles calculated on a monthly basis in accordance with Article 110, Payment, and Article 111, Invoices and Audit."

7. PARAGRAPH 5.8, Technical Specifications (Page T-8) delete the following sentence: "PMMIS hardware provided by the carrier shall be acquired, installed and tested by the carrier during Phase III." Replace with the following sentence: "PMMIS hardware provided by the carrier shall be acquired, installed and tested by the carrier during Phase I."

8. PARAGRAPH 13.8B, Vehicle Equivalency Procedure, Technical Specifications (page T-20), delete in its entirety and replace with the following: Any contractor proposing a vehicle with specifications that differ from those listed in Appendices A, B, C and D must submit those vehicle specifications as stated in Article 126, Vehicle Equivalency Procedure, page C-22.

9. PARAGRAPH 13.11, Technical Specifications (page T-20), delete the last sentence and replace with the following: "All equipment considered for reassignment are built on 1993 or newer chassis."

10. PARAGRAPH 14.11, Technical Specifications (page T-23), in the last sentence delete "one day" and replace with "two days...."

11. SECTION 28.1 through SECTION 28.5 shall be renumbered Section 27.1 through
Section 27.5.

12. SECTION 27.1 through SECTION 27.4, Estimated Contract Quantities shall be changed to reflect new dates for mobilization and contract duration as follows:

Section 27.1 Zone 1 - Manhattan and the Bronx

Mobilization Date: October 1, 1995

Contract Period Beginning April 1, 1996: Term 5 years

1st Year - 4/1/96 through 3/31/97
2nd Year - 4/1/97 through 3/31/98
3rd Year - 4/1/98 through 3/31/99
4th Year - 4/1/99 through 3/31/00
5th Year - 4/1/00 through 3/31/01

Section 27.2 Zone 2 - Queens

Mobilization Date: November 1, 1995

Contract Period Beginning May 1, 1995: Term 5 Years

1st Year - 5/1/96 through 4/30/97
2nd Year - 5/1/97 through 4/30/98
3rd Year - 5/1/98 through 4/30/99
4th Year - 5/1/99 through 4/30/00
5th Year - 5/1/00 through 4/30/01

Section 27.3 - Zone 3 - Brooklyn

Mobilization Date: December 1, 1995

Contract Period Beginning June 1, 1995: Term 5 Years

1st Year - 6/1/96 through 5/31/97
2nd year - 6/1/97 through 5/31/98
3rd Year - 6/1/98 through 5/31/99
4th Year - 6/1/99 through 5/31/00
5th Year - 6/1/00 through 5/31/01

Section 27.4 - Zone 4 - Staten Island

Mobilization Date: November 1, 1995

Contract Period Beginning May 1, 1996: Term 5 Years

1st Year - 5/1/96 through 4/30/97
2nd Year - 5/1/97 through 4/30/98
3rd Year - 5/1/98 through 4/30/99
4th Year - 5/1/99 through 4/30/00
5th Year - 5/1/00 through 4/30/01

13. SECTION 29, Lease Agreement, Technical Specifications (page T-47) delete the words, "The language in paragraph 30.3...." and replace with "The language in paragraph 29.3...."

14. PART III, TECHNICAL SPECIFICATIONS: the cause "in this RFP" as stated in many paragraphs of this Contract, is deemed to mean "in this Contract" as well.

--------------------------------------------------------------------------------

      All terms, covenants, and conditions of the Original Agreement 94E5461B remain in force and effect except as herein stated.


      A. Original Contract Amount               $77,044,351.00
                                                --------------
      B. New Mod #1 (No Change Amount)          $    - 0 -
                                                --------------
      C. New Contract Amount (A+B)              $77,044,351.00
                                                --------------

--------------------------------------------------------------------------------

CONTRACTOR: ATLANTIC PARATRANS, INC.      NEW YORK CITY TRANSIT AUTHORITY

Signature: /s/ David S. Kessler           Signature:____________________________

Name:  David S. Kessler                   Name: Joy Fairtile

Title: Vice-President                     Title: Asst. Chief Proc. Officer

Date:  October 23, 1995                          Material Division

                                          Date: _________________________

--------------------------------------------------------------------------------

RETURN EXECUTED COPIES TO NEW YORK CITY TRANSIT AUTHORITY, 130 LIVINGSTON ST., Room 6052A, BROOKLYN, NY 11201 ATTN: Gail H. Eisenfeld, Procurement Manager

[Letterhead of New York City Transit]

October 20, 1995

Mr. David Kessler
Atlantic Paratrans, Inc.
1752 Shore Parkway
Brooklyn, NY 11214

Re: NOTICE TO PROCEED, Contract Number 94E5461B, Five Borough Paratransit Carrier Service, Zones 2 & 3

Dear Mr. Kessler:

As you have been advised, the subject contract has been awarded to your firm. New mobilization instructions have been sent to you under separate cover. This letter is the NOTICE TO PROCEED with those mobilization instructions.

Please acknowledge receipt of this letter by signing below and indicate the date of receipt. Return this letter to Gail Eisenfeld, Procurement at 130 Livingston St., Room 6052A, Brooklyn, NY 11201.

Sincerely yours,


/s/ Stanley Grill

Stanley Grill
Chief Procurement Officer
Materiel Division


___________________________________________
ACKNOWLEDGEMENT: Signature and Date

MTA New York City Transit is an agency of the Metropolitan Transportation
     Authority
Peter E. Stangl, Chairman and Chief Executive Officer

[Letterhead of New York City Transit]

October 20, 1995

Mr. David Kessler
Vice President/Director of Transportation
Atlantic Paratrans, Inc.
1752 Shore Parkway
Brooklyn, New York 11214

Dear Mr. Kessler:

In accordance with Contract 94E5461B, the purpose of this letter is to provide you with sufficient requirements to prepare your start-up plans for approval to start your actual mobilization activity. The items specified are vehicle levels, minimum facility square footage and the starting first quarter's vehicle service hours as follows:

                                    VEHICLES

Zone 2 - Queens - 55*
Zone 3 - Brooklyn - 66*

* These are starting levels for the beginning of the respective contract years. Additional vehicles will be required for the ramp-up activities in the in the latter part of 1996. We will advise you of the additional requirements at a later date. When submitting your plan, assume you will receive 1 large and 6 small vans that will be reassigned from the current Queens operator. Also, your plan should include the mix of vehicles types that were accepted in the executed contracts.

You may start this service with any vehicle approved by the project manager for use that is no older than March 1994.

                                   FACILITIES

Zone 2 - Queens - 32,350 square feet
Zone 3 - Brooklyn - 36,533 square feet

                       FIRST QUARTER VEHICLE SERVICE HOURS

Zone 2 - Queens - 30,755 hours
Zone 3 - Brooklyn - 37,078 hours

MTA New York City Transit is an agency of the Metropolitan Transportation
     Authority
Peter E. Stangl, Chairman and Chief Executive Officer

As a reminder, as the contract requires, please ensure that your accounting records are not commingled with any other business owned or operated by the principals of your company.

Sincerely,


/s/ Dennis A. Erkus

Dennis A. Erkus
Director, Operations
Divisions of Paratransit & ADA Compliance

cc: G. Millis
    K. DeDonno
    P. Baker
    E. Kalomiris
    G. Eisenfeld
    Contractor File

[Letterhead of New York City Transit]

September 22, 1995

Mr. David Kessler
Vice President
Atlantic Paratrans, Inc.
1752 Shore Parkway
Brooklyn, NY 11214

Re:  Contract 94E5461B - Five Borough Paratransit Carrier
     Contracts - Zone 2 and 3

Dear Mr. Kessler:

You are hereby notified that the above subject contract has been awarded to Atlantic Paratrans, Inc. The contract is deemed to be in effect as of the date of this letter.

This contract is in the not to exceed amount of $77,044,351. The demand estimates contained in this contract are currently being reviewed. Mobilization instructions will follow shortly.

Attached is a fully executed original copy of your contract with the Authority. If you have any questions, please call Gail Eisenfeld, Procurement Manager, at (718) 694-3171.

Sincerely,


/s/ Stanley Grill

Stanley Grill
Chief Procurement Officer
Material Division

Enclosure

MTA New York City Transit is an agency of the Metropolitan Transportation
     Authority
Peter E. Stangl, Chairman and Chief Executive Officer

                                  [ILLEGIBLE]

CHGS: CS DIV.           AUTHORITY               OPERATING AUTHORITY
R.C # 7196
ACCT. # 808.99          ACCEPTANCE AND ORDER
FUNCT. # 806
                                                       -------------------------
                                                       CON. DEPT.           |X|
                                                       PURCH DEPT.          |_|
                                                       130 LIVINGSTON STREET
                                                       BROOKLYN, NY 11201
                                                       -------------------------

------------------------------------------------
            Atlantic Paratrans, Inc.                 Proc. Manager: G. Eisenfeld
            1752 Shore Parkway                         Tel. No.: (718) 694-3177
            Brooklyn, NY 11214                       Project Man: D. Erkus
            Attn: D. Kessler                           Tel. No.: (212) 373-5635
------------------------------------------------

      YOU ARE HEREBY NOTIFIED THAT YOUR BID FOR THE ARTICLES LISTED IN THE SCHEDULE BELOW HAS BEEN ACCEPTED AND YOU ARE HEREBY DIRECTED TO FURNISH SAME IN ACCORDANCE WITH THE TERMS THEREOF TO BE DELIVERED AT TIME DESIGNATED IN SAID PROPOSAL.

GOODS WILL NOT BE ACCEPTED OR BILLS AUDITED FOR PAYMENT, UNLESS THE FOLLOWING CONDITIONS ARE COMPLIED WITH:

PLACE ORDER NUMBER AND DELIVERY POINT ON ALL BILLS, PACKING SLIPS AND SHIPPING LABELS.

BILLS MUST BE SUBMITTED IN DUPLICATE FOR EACH DELIVERY MADE. MAIL TO: N.Y.C. TRANSIT AUTHORITY OR MANHATTAN AND BRONX SURFACE TRANSIT OPERATING AUTHORITY per contract terms.
                                                --------------------------------
                                                   SEPARATE INVOICES REQUIRED
                                                   FOR EACH DELIVERY POINT
                                                --------------------------------
SEND MEMORANDUM BILL WITH EACH SHIPMENT, INCLUDING PRICES, TO DELIVERY POINT. MAKE DELIVERIES BETWEEN 8 A.M. AND 3 P.M. DAILY, EXCEPT SATURDAY AND SUNDAY.

---------------------------------------------------------------
  DELIVERY POINT: SEE STOREROOM COLUMN BELOW FOR DESIGNATION.           TRANS
                  ADDRESSES OF STOREROOMS ON REVERSE SIDE.              CODE 15
---------------------------------------------------------------

================================================================================
NO.      ORDER DATE  ORDER NO:   MARK ALL BILLS AND SHIPMENTS    DELIVERY DATE
E5461B     9/22/95    E-2098                                        SEE BELOW
                                      WITH THIS NUMBER
--------------------------------------------------------------------------------
[ILLEGIBLE]                  Shipping Instructions:
Contract 94E5461B                               See Below

---------------------------------------------------------------------------------------------------------
[ILLEGIBLE] STORE  QUANTITY    UNIT
            ROOM               MEAS.       DESCRIPTION                                UNIT PRICE   AMOUNT
---------------------------------------------------------------------------------------------------------

                                       THIS  MATERIAL IS EXEMPT FROM ALL EXCISE TAX

                                    FOR ACCOUNTING PURPOSES ONLY

                                    Furnish and deliver Paratransit Access-
                                    a-Ride service for Zones 2 and 3 (Boroughs of Queens and Brooklyn) in accordance with Contract #94E5461B.


                                                               TOTAL AMOUNT NOT TO
                                                               EXCEED $77,044,351
                                                                      -----------

=========================================================================================================

NOTE: THAT PURSUANT TO THE DIRECTIVE OF JOSEPH H. MURPHY, COMMISSIONER OF TAXATION AND FINANCE OF THE STATE OF NEW YORK DATED 7/22/65. THIS PURCHASE MAY BE ACCEPTED IN LIEU OF AN EXEMPTION CERTIFICATE, WITH THE VENDOR RETAINING A COPY TO PROVE THAT THE SALE WAS EXEMPT.

THIS ORDER SUBJECT TO NON-DISCRIMINATION CLAUSE ON REVERSE SIDE.

                                               _________________________________
                                                AUTHORIZED PROCUREMENT OFFICER

                      -------------------------------------

                         NEW YORK CITY TRANSIT AUTHORITY
                              DIVISION OF MATERIEL
                            PROCUREMENT SUB-DIVISION

                                CONTRACT #94E5461
                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE

                     ---------------------------------------

               FIVE BOROUGH PARATRANSIT CARRIER SERVICE CONTRACTS

                                CONTRACT 94E5461

                               TABLE OF CONTENTS

SECTION

PART I      Contract Terms and Conditions

PART II     General Contract Provisions

PART III    Technical Specifications

            Appendices

ATTACHMENTS:

Attachment I:     PRICE SCHEDULE
Attachment II:    Schedule A - Insurance and Bonding Requirements
Attachment III:   Schedule D - Federal Contract Provisions
Attachment IV:    Schedule F - Certification and Disclosure Forms
Attachment V:     Schedule C - Disadvantaged Business Enterprise
                               Participation
Attachment VI:    Schedule G - Rider to Contract Documents
Attachment VII:   FAR Part 31

                                CONTRACT 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE

PART I

                         CONTRACT TERMS AND CONDITIONS                     PAGE
                         -----------------------------                     ----
ARTICLE

101   DEFINITIONS ......................................................    C-1
102   SCOPE OF WORK ....................................................    C-5
103   TERM OR AGREEMENT ................................................    C-6
104   TIME AND STANDARDS OF PERFORMANCE ................................    C-6
105   DELIVERY AND WORK PRODUCTS AND MATERIALS .........................    C-8
106   DRUG AND ALCOHOL PROGRAM .........................................    C-8
107   SUSPENSION OF PERFORMANCE ........................................    C-8
108   PERMITS ..........................................................    C-8
109   GRAND JURY TESTIMONY .............................................    C-8
110   PAYMENT ..........................................................    C-9
111   INVOICES AND AUDIT ...............................................    C-11
112   LIQUIDATED DAMAGES ...............................................    C-13
113   ENTIRE AGREEMENT .................................................    C-18
114   PROSECUTION OF THE WORK ..........................................    C-18
115   RISK OF LOSS .....................................................    C-19
116   SUBCONTRACTORS ...................................................    C-20
117   RELATIONSHIP OF CONTRACTOR TO THE AUTHORITY ......................    C-20
118   DISCLOSURE .......................................................    C-21
119   MOST FAVORED CUSTOMER ............................................    C-21
120   PUBLICITY ........................................................    C-21
121   AMENDMENTS .......................................................    C-21
122   ATTACHMENTS ......................................................    C-21
123   RESCISSION .......................................................    C-22
124   ORDER OF PREFERENCE ..............................................    C-22
125   WARRANTY WORK AND PARTS: VEHICLE MAINTENANCE AGREEMENTS ..........    C-22
126   VEHICLE EQUIVALENCY PROCEDURE ....................................    C-22

                                    PART II

                         CONTRACT TERMS AND CONDITIONS

                                    94E5461

      AGREEMENT, made this_______ day of ____________,199_, between the NEW YORK CITY TRANSIT AUTHORITY (hereinafter the "Authority"), with offices at 370 Jay Street, Brooklyn, NY 11201, and ____________________ (hereinafter the "Contractor"), a Corporation, with offices at______________________

                                  WITNESSETH:

      WHEREAS, the Authority desires to retain a Contractor to provide Americans with Disabilities Act mandated Paratransit (Access-a-Ride) service for Zone _________ as set forth in Part III, Technical Specifications;

      WHEREAS, the Contractor represents that it possesses the necessary knowledge and experience to perform the Work and services herein described; and

      WHEREAS, the Authority desires to retain Contractor on the terms and conditions set forth in this Agreement and Contractor has agreed to accept such compensation based upon the rates set forth in the Price Schedule designated herein;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto do hereby agree as follows:

                        NEW YORK CITY TRANSIT AUTHORITY
                        Materiel Division - Procurement

                              CONTRACT PROVISIONS

ARTICLE 101                   DEFINITIONS

      The following terms used in this Contract shall, except where, by the context, it is clear that another meaning is intended, be construed as follows:

      1. "Access-a-Ride" shall mean New York City Transit Authority paratransit service.

      2. "Adaptive Device" shall mean a tool used by persons with physical disabilities to help with mobility and communication.

      3. "Addenda" or "Addendum" shall mean the additional Contract provisions relating to the Contract issued in writing by the Authority prior to the Award Date.

      4. "Add-on Trips" shall mean stand-by trips not provided in a driver's daily manifest to be dispatched real-time to driver.

      5. "Advance Reservations" shall mean paratransit service mode requiring passengers to call to place a reservation for paratransit service.

      6. "Annual Paratransit Plan Update" shall mean the report required annually by the Federal Transit Administration which documents Americans with Disabilities Act.

      7. "Authority" or "NYC Transit" (or the initials "T.A" or "N.Y.C.T.A.") shall mean the New York City Transit Authority, a public benefit corporation existing by virtue of the Public Authorities Law, Title 9 of Article 5, and any other authority, board, body, commission official or officials to which or to whom the powers now belonging to the said Authority with respect to the location, construction, equipment, maintenance and operation of transit facilities shall by virtue of any act or acts hereinafter pass or be held to appertain.

      8.    "Award Date" shall mean the date of the Notice of Award is issued.

      9. "Brochure Rack" shall mean a pamphlet display fixture to be furnished by the New York City Transit Authority and installed by carriers in the interior of Access-a-Ride vehicles.

      10. "Bus Block" shall mean a segment of vehicle platform time in non-revenue and revenue service.

      11. "Call Holding" shall mean the queuing of customer calls awaiting availability of a reservations operator.

      12. "Call Reservations" shall mean an Access-a-Ride function providing customers with on-line confirmation of their advance registration trip request.

      13. "Carrier" shall mean an operator of, or party submitting a proposal to operate some or all of, the Access-a-Ride service.

      14. "Carrier No-Show" shall mean a failure by the Contractor to pick up a passenger.

      15. "Centralized Reservations and Scheduling System (CRSS)" shall mean an automated system supporting paratransit ride reservations, scheduling and reporting.

      16. "City" shall mean the City of New York, according to its boundaries at the date of this Contract.

      17. "Command Center" shall mean a New York City Transit Authority site for operating Access-a-Ride reservations, scheduling and customer assistance functions during Phase 3 of operations.

      18. "Conditional Eligibility" shall mean service restrictions of some Access-a-Ride participants.

      19. "Contract," "Contract Documents" or "Agreement" shall mean the ATTACHMENTS, APPENDIX, PROPOSER'S PROPOSAL, CONTRACT TESTIMONIUM, GENERAL CONTRACT PROVISIONS, INFORMATION FOR PROPOSERS
            (IFP),SPECIFIC CONTRACT PROVISIONS, SCHEDULES deemed included (if any), TECHNICAL SPECIFICATIONS (if any), FORMS OF BONDS (if any), CONTRACT DRAWINGS (if any), all ADDENDA hereafter issued (if any), and the Notice of Award.

      20. "Contractor" shall mean the Proposer to whom this Contract is awarded, its successors and assignees. For convenience the Contractor may be hereinafter referred to as if the Contractor were an individual. The word "he" shall , as the sense may require include "she", "it" and "they", the word "him" shall include "her", "it" and "them", and the word "his" shall include "her", "its" and "their".

      21. "Contractor Cancellation" shall mean Unauthorized Access-a-Ride carrier cancellation of scheduled passenger trip.

      22. "Contractor Early" shall mean vehicle arrival more than 15 minutes before scheduled passenger pick-up time.

      23. "Contractor Late" shall mean vehicle arrival more than 15 minutes after scheduled passenger pick-up time.

      24. "Customer Assistance Division" shall mean a Sub-division of NYC Transit which provides customer information and complaint management.

      25. "Customer No-Show" shall mean Access-a-Ride participant not available for properly scheduled trip.

      26. "Deadheading" shall mean any vehicle time and mileage when vehicle is not in revenue service.

      27.   "Depot" shall mean the Carrier's operation facility.

      28. "Directed," "required," "permitted," "ordered," "designated," "selected'" "prescribed," or words of like import used in the specifications or upon the drawings (if any) shall mean, respectively, the direction, requirement, permission, order, designation, selection or prescription of the Project Manager; and similarly the words "approved," "approved manner," "approval," "acceptable," "satisfactory," "equal," "necessary," or words of like import shall mean, respectively, approved by, or acceptable or satisfactory to, or equal, or necessary in the opinion of the Project Manager.

      29. "Dispatch Log" shall mean the dispatchers daily record of service and vehicle information.

      30. "Disputes Resolution Officer" or "DRO" shall mean the individual designated by the Authority to resolve disputes between the parties.

      31.   "DOT" shall mean the United States Department of Transportation.

      32. "Driver Bid" mean the process by which carrier personnel are assigned regular work

      33.   "Engineer" shall have the same meaning as "Project Manager".

      34. "En Route Relief" shall mean a change in revenue vehicle drivers in the field during carrier service hours.

      35. "Federal" or words of like import shall mean the United States of America.

      36. "Inspector" shall mean any representative of the Project Manager designated to act as an inspector.

      37. "Late Trip Cancellation" shall mean customer cancellation after 5:00 p.m. the night before a trip.

      38. "Law shall mean the Constitution and laws of the United States and of the State of New York, the New York City Charter, the City Code, and each and every other law, rule, regulation, requirement, order, judgment, decree, or ordinance of every kind whatsoever issued by any government entity, applicable to or affecting the Contract, the Work and all persons engaged in the Work (including any of the foregoing which concern health, safety, environmental protection, and non-discrimination).

      39. "Legal Proceeding" shall mean every action, litigation, arbitration, administrative proceedings, and other legal or equitable proceeding of any kind whatsoever.

      40. "Liens" shall mean any and every lien of kind whatsoever against the Work, any monies due or to become due from the Authority to Contractor, and/or any other property of the Authority, for or on account of the work, including any Public Lien.

      41. "Maintenance Campaign" shall mean inspections of heating and air conditioning equipment and revenue vehicles.

      42.   "Manufacturer" - See "Supplier".

      43. "MTA" shall mean the Metropolitan Transportation Authority and any other board, body, commission, official or officials to which or to whom the powers now belonging to the said Authority in respect to the planning, financing, location, construction, equipment, maintenance and operation of mass transportation facilities or the purchase of Rapid Transit cars under the provisions of Article 5, Title 11 of the Public Authorities Law of the State of New York shall, by virtue of any act or acts, hereafter pass or be held to appertain.

      44. "New York City Transit System" (or "system") shall mean the transit system within the City of New York operated by the New York City Transit Authority.

      45.   "New York State" shall mean the State of New York.

      46. "Non-revenue Equipment" shall mean vehicles used by the Contractor that are not in revenue service; it may include vehicles used for supervisory and maintenance functions.

      47.   "Notice" or "notice" shall mean a written notice.

      48. "Notice of Award" shall mean a document that apprises the Contractor that this Contract has been approved by the NYCTA.

      49. "On-Line Confirmation" shall mean confirmation to a customer of his/her requested ride at the time the customer makes the reservation.

      50. "On-Time Performance" shall mean plus or minus 15 minutes from the scheduled pick-up time.

      51. The term "Original Equipment Manufacturer" or "O.E.M." shall mean the standards, requirements, recommendations of the respective Manufacturer.

      52. "Pigtail" shall mean a long cord used in the remote control operation of a wheelchair lift in a lift vehicle.

      53. "Post Trip Vehicle Inspection" shall mean the daily inspection of the revenue vehicle immediately following completion of revenue service tour.

      54. "Pre-trip Vehicle Inspection" shall mean inspection of the revenue vehicle immediately preceding the revenue service tour.

      55. "Project Manager" shall mean the individual designated by the Authority to administer this Contract or his duly authorized representative and any successor or successors duly appointed or any deputy or substitute who shall be appointed by the Authority.

      56. "Pull-In" shall mean the return of the revenue vehicle to the assigned depot facility.

      57. "Pull-Out" shall mean the revenue vehicle departure from the assigned depot facility to enter revenue services.

      58. "Pull-Out/Pull-in Logs" shall mean dispatcher records of vehicle pull-outs and pull-ins.

      59. "Pull Out Ready Line " shall mean the revenue vehicles available for revenue service pull-out at the beginning of each peak period.

      60. "Repeaters" shall mean repeating radio signals during radio transmissions.

      61. "Revenue Service" shall mean the period of time from the initial departure of the revenue vehicle from the assigned depot to the last passenger drop-off and return of revenue vehicle to the assigned depot.

      62. "Service Hour" shall mean each hour that a revenue vehicle is in revenue service.

      63. "Service Capacity" shall mean the sum total of passenger trips scheduled to be completed, including passenger late cancellations, passenger no-shows and completed trips.

      64. "SI System" shall mean the International System of Units.

      65. "State" -- See "New York State."

      66. "Subcontractor" shall mean an individual or organization who enters into a contract to furnish labor or services only or labor and materials or apparatus in connection with the Work directly or indirectly for or on behalf of the Contractor and whether or not in privity of Contract with the Contractor.

      67. "Subscription" shall mean regularly scheduled paratransit service available without a reservation.

      68. "Supplier" shall mean an individual or organization who furnishes materials, equipment or supplies to the Contractor either directly or indirectly, for incorporation in the Work.

      69. "Timely Trip Cancellation" shall mean a trip cancellation received before 5 p.m. the day before a trip is scheduled.

      70. The term "Warranty Unit" or "warranty unit" shall mean any Unit returned pursuant to the Warranty Provisions of this Contract.

      71. "Work" or "Project" shall be defined as all the required obligations of the Contractor hereunder, including but not limited to, the performance of any labor or services, the supplying of any goods or materials, the furnishing or repair and/or remanufacture of any equipment or any other resources or requirements or deliverables necessary to perform, construct, accomplish and complete this Contract's objectives as stated in Article 102 below.

      72. "UMTA" shall mean the United States Department of Transportation Urban Mass Transportation Administration, now known as the Federal Transit Administration.

      73. "United States Government" -- See "Federal."

ARTICLE 102       SCOPE OF WORK

      The New York City Transit Authority (hereafter referred to as "the Authority," "NYC Transit" or "NYCTA") hereby retains the Contractor, and the Contractor hereby agrees to perform the services as described in the Technical

      Specifications, which is appended hereto and incorporated herein. (Part
III). All performance obligations specified herein and in Scope of Work shall be referred to as the "Work." Contract shall perform all Work in accordance with the highest professional standards.

ARTICLE 103       TERM OF AGREEMENT

      This Agreement shall become effective upon the date of the notice to proceed and shall continue in effect for a period of five years (plus a mobilization period) unless terminated sooner.

ARTICLE 104       TIME AND STANDARDS OF PERFORMANCE

      A. Contractor shall complete all Work assigned hereunder within the period of time specified by the Contract.

      B. The Contractor shall adhere to the following performance standards.

         1. On Time Performance: the Contractor shall provide ninety (90) percent on time performance for all scheduled pick-ups and drop-offs. On-time is deemed to mean plus or minus fifteen (15) minutes from the scheduled time.

         2. Advanced Reservation Shared Ride Time: the Contractor shall not require any customer to ride on an advanced reservation shared ride that is twice as long as an advanced reservation non-shared ride.

         3. Subscription Shared Ride Time: the Contractor shall not require any customer to ride on any revenue vehicle in shared ride subscription service when that ride is twice as long as an advanced reservation non-shared ride.

         4. Reservationist Response: the Contractor shall provide a sufficient number of reservationists during Phase Two operations so as to provide immediate (no call holding or waiting) access to customers calling for a ride a minimum of seventy-five (75) percent of the time. Remaining calls should be answered within two minutes of customers accessing the automated call distribution system.

         5. Cancellation "Hot Line" Response: the Contractor shall provide a sufficient number of operators during the hours of 6:00 a.m. to 10:00 p.m. weekdays and weekends to handle the Cancellation "Hot Line" so as to provide customers canceling reservations immediate access (no call holding or call waiting) to personnel at a minimum of seventy-five (75) percent of the time. Remaining call should be answered within two minutes of initial access. During non-business hours, all calls must be captured by the Automated Call Distribution System and reviewed by the Contractor no later than 6:00 a.m. the following morning.

         6. Phase Two Posting and Delivery of Trip Tickets and PMMIS deliverables shall be made within three (3) business days of the actual trips.

         7. Telephone Recording Cassettes Tapes shall be delivered to NYCTA no later than three (3) business days after Contractor's receipt of request from NYCTA.

         8. Signed Trip Tickets: during Phase Two operations, all trip tickets must be handled in the manner specific in paragraphs 11.20 and 11.21, Technical Specifications.

         9. Preventative Maintenance of Revenue Vehicles: the Contractor shall be required to perform ninety-five (95) percent of all Type A, B and C inspections within three (3) business days and 400 miles or less from the scheduled maintenance date and mileage requirements. The Contractor is specifically exempted from this requirement during the first month of Phase Two operations.

         10. Pre and Post Trip Vehicle Inspection: the Contract shall implement a program to establish a ninety-nine percent conformance with paragraph 14.4, Technical Requirements.

         11. Accidents/Incidents:

      a. Reporting: The Contractor shall provide a verbal report to the NYC Transit Project Manager or duly authorized representative within one hour of the accident or incident involving injury to a customer, Access-a-Ride employee or any other person or where damage is in excess of $1,000. A written report to follow the verbal report is required within 24 hours. All other incidents are to be reported verbally and in writing within 24 hours of the event.

      b. Repairs: The Contractor must repair all damage to vehicles or facilities within 30 days.

         12. Deadheading: the Contractor will adhere to a maximum thirty (30) minute deadheading limit at both the beginning and end of any revenue vehicle work block.

         13. Complaints: the Contractors shall maintain a ratio of complaints to completed trips to 1:2,500.

         14. Productivity: the Contractor shall maintain a trip per hour ration of no less than 1.80 trips per revenue vehicle hour, measured from vehicle pull-out to pull-in during Phase Two.

         15. Heating and Air Conditioning: the Contractor shall properly maintain operating heating and air conditioning systems on all revenue vehicles. No revenue vehicle shall be operated in revenue service for longer than two (2) days without properly functioning heating or air conditioning systems as described in paragraph 14.11, Technical Specifications.

         16. Cleanliness of Revenue Vehicles: The Contractor shall be responsible for maintaining the appearance and cleanliness of all vehicles used in the Paratransit service. The Contractor shall implement and maintain a regular schedule of vehicle washing.

      (a) Vehicle Exteriors: Vehicles shall be washed at least twice each week to maintain a clean exterior appearance. Clean is defined as no visible dirt buildup from a distance of 25 feet. In the event of inclement weather, the Contractor may suspend vehicle washing for no later than 24 hours after the end of the inclement weather, at which time the Contractor will resume vehicle washing.

      (b) Vehicle Interiors: At a minimum, interiors shall be swept trash emptied and cleaned daily; fully mopped, windows cleaned and driver's area cleaned once a week; and fully cleaned throughout once a month.

ARTICLE 105       DELIVERY OF WORK PRODUCTS AND MATERIALS

      Upon request of the Authority, the Contractor shall deliver forthwith to the Authority any Work products produced and all data, studies, reports, material, specifications, plans, charts, photographs, exhibits prepared, developed or kept in connection with, or as part of this project, and all their material and records of whatsoever nature prepared, developed or kept in connection with, or as part of, this project ("Work Products"). Without the necessity of any demand by the Authority, Contractor shall deliver to the Authority, prior to the expiration or upon the earlier termination of this Agreement, all Work Products, which shall become the property of the Authority. This paragraph does not apply to any records or documents pertaining to the operation of Contractor's business. The Contractor may retain copies of those records or documents which it considers necessary for proof of performance.

ARTICLE 106       DRUG AND ALCOHOL PROGRAM

      The Contractor shall comply with all applicable federal, state and local drug testing requirements in effect on the date of this Contract's execution and any such requirements as become effective thereafter.

ARTICLE 107       SUSPENSION OF PERFORMANCE

      The Authority may at any time, and without cause, direct the Contractor to stop Work under this contract for a period of time. Such direction shall be given by at least ten days notice in writing which shall specify the period during which work shall be stopped. The Contractor shall resume Work upon the date specified in such direction, or upon such other date as the Authority may thereafter specify in writing. The period during which work shall have been stopped may be deemed added to the contract term at the sole discretion of the Authority. Stoppage of Work under this ARTICLE shall not give rise to any claim against the Authority.

ARTICLE 108       PERMITS

      A. The Contractor, at its own expense, shall apply for, request, process and obtain all permits and approvals required for, necessary for, or in connection with the Work.

      B. The Contractor is required by the New York State Department of Motor Vehicles (NYSDMV) to comply with the requirements of Article 19-A, Part 6 of the Vehicle and Traffic Law and all other relevant federal, state and city regulations including those of the Taxi and Limousine Commission (TLC).

ARTICLE 109       GRAND JURY TESTIMONY

      Upon refusal of the Contractor as an individual or as member, partner, director or officer of the Contractor, if the Contractor be a firm, partnership or corporation, when called before a grand jury, governmental department, commission, agency or any other body which is empowered to compel the attendance of witnesses and examine them under oath, to testify in an investigation or to answer any relevant questions concerning any transaction or contract entered into with the State, or any political subdivision thereof, or a public authority or with any public department, agency or official of the State or any political subdivision thereof, when immunity has been granted to the witness against subsequent use of such testimony, or any evidence derived therefrom in any subsequent criminal proceeding:

      1. Such individual, or any firm, partnership or corporation of which he is a member, partner, director or officer shall be disqualified for a period of five (5) years after such refusal from submitting bids for, or entering into or obtaining any contracts, leases, permits or licenses with the City of New York, the Metropolitan Transportation Authority (MTA) or the New York City Transit Authority or submitting bids for or entering into, or obtaining any contracts, leases, permits or licenses which will be paid out of any monies under the control or collected by the City, the Metropolitan Transportation Authority (MTA), the New York City Transit Authority and/or shall be subject to such other action appropriate under the circumstances, and

      2. this contract and any and all such existing contracts, leases, permits or licenses made with or obtained by any such individual or with or by the firm, partnership, or corporation of which he is a member, partner, director or officer may be canceled or terminated by the City, the Metropolitan Transportation Authority (MTA) or the New York City Transit Authority or the contracting agency or be subject to such action appropriate under the circumstances thereto without incurring any penalty or damages on account of such cancellation or termination, but any monies owing for goods delivered, work done, or rentals, permit or license fees due, prior to the cancellation or termination, shall be paid.

ARTICLE 110       PAYMENT

      A. It is agreed that for all services and Work rendered or to be rendered, and for all costs and expenses incurred under this Agreement, the Authority will pay, and the Contractor will accept as full payment the amounts set forth in the Price Schedule (Technical Specifications, Attachment No. I, at a total cost not to exceed $______.

      B. Payment will be made to the Contractor on:

         (1) a fixed payment basis for items allowed in the fixed price portion of this contract;

         (2) a variable payment basis for each service hour operated by the Contractor at the director of NYC Transit

         (3) a per vehicle cost for insurance; and

         (4) a per unit monthly cost for revenue vehicles acquired by the Contractor with the prior approval of NYC Transit.

         (5) mobilization costs will be paid upon submission of an invoice in a form acceptable to NYC Transit.

      C. Fixed costs shall be subject to the U.S. Department of Labor's New York, New York-Northern New Jersey CPIU (Consumer Price Index for all Urban Consumers) on an annual basis.

      D. Variable costs shall be subject to General Contract Provisions Article 222, QUANTITIES ARE APPROXIMATE/VARIABLE QUANTITIES CLAUSE

      E. NYC Transit shall pay the Contractor for actual vehicle service hours less adjustments for excessive deadheading. No payment shall be made to the Contractor in excess of the sum total of vehicle hours plus 2% defined by the run-blocks provided by NYC Transit. [See Article III(A)(2)].

      F. Payment will be made by NYC Transit for only those revenue vehicles receiving pre-approval and authorization for use by NYC Transit.

      G. There shall be deducted and retained as security eight (8) percent of the value of work certified for payment in each invoice. Such retained monies ("retainage") shall be held as security for the faithful performance by the Contractor of all the conditions, covenants and requirements specified and provided in this Agreement. Beginning in the first month of the second year after the Contract start date specified in the Notice to Proceed, one-twelfth (1/12) of the monies retained in Contract Year One shall be returned to the Contractor. The same formula shall be applied in the third, forth and fifth years of the Contract term. Monies retained in the fifth year of the Contract shall be returned in accordance with final payment provisions. Retained monies will not be returned with interest.

      H. All payments are subject to audit and revision by the Authority. In general allowable costs shall be as specified in Federal Acquisition Regulations
(FAR) Part 31 made a part of the Agreement by ATTACHMENT NO. VII.

ARTICLE 111       INVOICES AND AUDIT

      a. The Authority shall make payments to the Contractor upon the following terms:

         1. Fixed Costs: Monthly Lump Sum Payment - one twelfth (1/12) of each annually fixed cost paid monthly to the Contractor as set forth in the Authority approved fixed price schedule. Adjustments may be made by NYC Transit if it is found that the Contractor has not provided the services, personnel, goods or any other item contained in the Contractor's approved fixed price schedule.

         2. Variable Costs; Monthly payment per Vehicle Service Hours - payment for vehicle service hours invoiced by the Contractor to the NYCTA not in excess of two (2%) percent of the vehicle service hours indicated in bus blocks and runs provided provided by NYC Transit to the Contractor. All invoices for Vehicle Service hours must be supported by complete and adequate documentation. Additional payment will be made for any authorized tolls for which the Contractor has provided the required documentation.

         3. Insurance Costs: Monthly Payment per insured revenue vehicle for any NYCTA approved revenue vehicles.

         4. (a) Revenue Vehicle Leasing Costs: Monthly payment per lease vehicle for any NYCTA approved leased vehicle. Contractor must provide backup and support documentation.

         (b) Revenue Vehicle Purchase Costs: Consistent with paragraph 13.7 of the Technical Specifications on page T-19, as amended, reimbursement for the costs of such vehicles will be made on a monthly basis, in an amount equal to 1/60 of the approved cost of such vehicles. Contractor must provide backup and support documentation. At the end of the 60 month amortization period for each such vehicle, NYC Transit may, at its option, purchase from the Contractor such vehicle for $1.00.

         5. Liquidated damages and fare revenue paid by customers shall be deducted by the NYCTA from the Contractor's fixed price payment each month.

         6. Mobilization Costs: will be paid upon submission of an invoice in a form acceptable to NYC Transit.

         7. Final Payment: After the expiration of the Contract, or its termination, the Contractor shall submit an invoice marked "Invoice for Final Payment" covering all items not previously invoiced. This "Invoice for Final Payment" shall contain or be accompanied by the information or supporting documentation, and shall otherwise be in the form, described in this ARTICLE or elsewhere in this Contract. Any dispute over the proper amount of the final payment is subject to the dispute resolution provisions (ARTICLE 211) of this Contract.

         8. The Authority shall pay the Contractor within thirty (30) days of its receipt of the Contractor's invoices in a form satisfactory to the Authority. In no event, however, shall an invoice be submitted sooner than forty-five (45) days after the start of work. Payment shall be deemed made upon mailing by the Authority.

      B. Contractor shall certify that each invoice is accurate. Any false certification shall render the invoice void, and the Authority shall be entitled to recover immediately any monies paid on such invoices.

      C. All payments are subject to audit and revision by the Authority. Contractor shall make its records available for three years (3) after the later of termination of, or final payment under this Agreement.

      D. Invoices:

         1. Proper Invoice: In addition to any other requirement set forth in this contract with respect to what constitutes a proper invoice or for the Contractor to be entitled to receive payment, the Contractor's invoice, in triplicate, must set forth:

         (a) a description, with specificity, of the goods delivered, Work performed, services rendered, or other event initiating entitlement to payment pursuant to the terms of this contract;

         (b) that portion of the contract price related to such payment less any deductions, such as retainage, required pursuant to the terms hereof; and

         (c) the contract number.

      Should the invoice not be calculated correctly, such as not taking into account retainage as a deduction, the Authority may either reject the invoice or treat the invoice as proper only to the extent of the correct calculation of the amount thereof.

      2. Supporting Documentation: The following are in addition to any other requirement set forth in this contract with respect to what supporting documentation must accompany an invoice:

         a. A sworn certificate or equivalent document signed by a knowledgeable officer of the Contractor that the services covered by the contract have been performed for the period covered by the invoice.

         b. In the event the contract provides for payment upon achieving stated milestones of performance, the Contractor's invoice relating to any milestone must be accompanied by a copy of the Project Manager's certificate, or equivalent document, that the milestone has been achieved.

         c. In the event that the payment request is based upon a "deliverable," the Contractor's invoice must be accompanied by appropriate documentation that the deliverable has been delivered in accordance with the contract, and if this contract requires acceptance thereof as a condition precedent to payment, that the deliverable has been so accepted.

         d. Invoices must also be accompanied by all affidavits, time records, staffing and other records provided for or required by the contract to establish the amount of payment and/or performance of the Work billed, as well as a statement with sufficient specificity which establishes the basis on which the payment is due according to the contract. Any documentation generated by the Authority, such as Certificate of Acceptance, will be issued in accorance with the terms of the contract.

      3. Inspection, Review and Audit: In addition to any other requirements pertaining to the right of the Authority or other entity to perform inspections, reviews or audits with respect to any payment or to the contract as a whole, the Authority reserves the right to inspect, review and/or audit each invoice for payment to verify that the invoice amount is consistent with the materials, labor, goods and/or services provided and is in accordance with the provisions of the contract, as well as to determine the resources applied or used by the Contractor in fulfilling the terms of the contract or otherwise to verify that the Work, goods or services billed for were provided in accordance therewith. The Authority will require ten (10) Authority business days from the receipt of invoice date within which to perform this function.

      4. Set-off: The Authority shall have the right to set off against any payment due the Contractor under this contract any unpaid legally enforceable debt owed by the Contractor to the Authority, as outlined in the Authority's Prompt Payment Rules adopted by its Board on March 25, 1988.

      5. Designated Payment Office: The Designated Payment Office, to which all invoices and supporting documentation are required to be submitted under this contract, is as follows:

      E. The Contractor must submit the original and one copy of the invoice and supporting documentation to the Designated Payment Office:

                         New York City Transit Authority
                            Disbursements Department
                        130 Livingston Street, 7th Floor
                              Brooklyn, N.Y. 11201

     The Contractor must submit one copy of an invoice to:

                         New York City Transit Authority
                              Paratransit Division
                          10 Columbus Circle, 17th Floor
                            New York, New York 11019

          Attention: Glenn Millis, Chief Paratransit Division, 94E5461

     Either of the above may be changed at any time by the Authority upon notification in writing to the Contractor.

ARTICLE 112       LIQUIDATED DAMAGES

      A. NYC Transit intends to monitor performance on this Contract closely. Techniques that will be used to assess the Contractor's performance include, but are not limited to, radio monitoring, telephone monitoring and recording, on-street service monitoring, dispatch center inspection and random facility and vehicle inspections. The Contractor must recognize that strict adherence to the Contract terms and conditions in providing clean, safe, reliable, customer-friendly effective service to the disabled community is of paramount importance. Poor performance on the part of the Contractor resulting from a failure of the Contractor in exercising due diligence in the performance of the tasks listed herein may result in the imposition of liquidated damages. In the event the Contractor shall fail to comply with the provisions set forth in this Contract, the liquidated damages set forth in this item are hereby fixed and the parties agree that the damages that NYC Transit will suffer by reason of such failure to comply are not a penalty. NYC Transit reserves the right to substitute performance standards upon consultation (and agreement) with the Contractor. The Contractor shall strive at all times to provide service in a manner that will maximize both productivity and efficient paratransit service. NYC Transit shall have the right to enter the Contractor's premises at any time without advance notice or authorization from the Contractor in order to observe the Contractor's operations only.

      B. Should liquidated damages be assessed, the Contractor shall be so notified in writing. The assessed amount will then be deducted from the payments due the Contractor for the month in which the liquidated damage(s) occurred. NYC Transit will cooperate with the Contractor to fully explore any concerns regarding the service and performance standards. Prior to assessing any liquidated damage(s), the following procedures will occur:

         1. NYC Transit will notify the Contractor in writing of performance problems with respect to the service standards. The Contractor shall be given a reasonable amount of time to take corrective action with respect to the problem identified by NYC Transit.

         2. Should the problem not be correct, NYC Transit shall issue a second letter indicating NYC Transit's intent to monitor the service closely in order to assess the liquidated damages.

         3. Within forty-eight hours of assessment of liquidated damages, the Contractor will be given written notice of each failure to conform to the terms of this Contract and the liquidated damages assessment resulting from each failure Supporting documentation will be provided at that time. Should the Contractor wish to contest all or part of a notice of assessment of liquidated damages, it must, within ten (10) business days from the date of such notice, respond in writing to NYC Transit stating the reasons why such assessment is improper, after which NYC Transit may affirm, modify, or withdraw the assessment as it deems appropriate. If the Contractor fails to contest a notice of assessment of liquidated damages within ten (10) business days from the date of such notice, the assessment shall become final and binding upon the Contractor without further notice from NYC Transit.

      C. The following liquidated damages shall apply, unless otherwise agreed upon:

         1. PERFORMANCE:

            a. On Time Performance:

               The Contractor shall provide ninety (90) percent on time performance for all schedule pick-ups and drop-offs. On-time shall mean plus or minus fifteen (15) minutes from the agreed to time. If the Contractor has failed to provide ninety (90) percent on-time performance for all scheduled pick-ups and drop-offs each month, the carrier will be assessed liquidated damages of $250 for each day that NYC Transit determines the Contractor is less than ninety
(90) percent on time.

               NYC Transit may make this determination from sampling Contractor's completed trips, the sampling to be taken from a combination of route manifests, field surveys, customer surveys or any other reasonable sampling methods.

            b. Shared Ride Time - Advanced Reservation:

               The Contractor shall not require any customer to share an advanced reservation ride which is twice as long as the same ride on a non-shared basis. In the event that NYC Transit determines that the Contractor has exceeded this limitation, NYC Transit may assess liquidated damages in the amount of $25 per day per occurrence.

            c. Shared Ride Time - Subscription:

               The Contractor shall not require any customer to share a subscription ride which is twice as long as the same ride on a non-shared basis. In the event that NYC Transit determines that the Contractor has exceeded this limitation, NYC Transit may assess $25 per day per occurrence.

      2. RESERVATIONIST RESPONSE:

      In order to provide efficient and customer-friendly service, it is important that the Contractor provide a sufficient number of reservationists during Phase Two Operations so as to provide the customer with immediate (no call holding nor call waiting) access to the Contractor's reservation system a minimum of seventy-five (75) percent of the time, with the remaining twenty-five
(25) percent of the calls answered within two minutes of automated call distribution.

      In the event that NYC Transit determines that the Contractor has exceeded these limitations, NYC Transit may assess liquidated damages in the amount of $100 per day.

      3. CANCELLATION "HOT LINE RESPONSE":

      Between the hours of 6:00 a.m. and 10:00 p.m. on weekdays and weekend, all cancellations shall be handled by "live" personnel, not by recording devices so as to provide the customer with immediate (no call holding nor call waiting) access to the Contractor's reservation system a minimum of seventy-five (75) percent of the time, with the remaining twenty-five (25) percent of the calls answered within two minutes of automated call distribution. During non business hours, all calls shall be captured by the automated call distribution system and reviewed by the Contractor no later than 6:00 a.m. each morning.

      In the event that NYC Transit determines that the contractor has exceeded these limitation, NYC Transit may assess $100 per day.

      4. CASSETTE TAPES:

      Cassettes tapes from tape recording devices shall be delivered to NYC Transit within three (3) business days from date of receipt of the request by NYC Transit. In the event that NYC Transit determines that the Contractor has failed to do so, NYC Transit may assess damages in the amount of $50 per day per occurrence.

      5. TRIP TICKETS:

      During Phase Two Operations, all trip tickets shall be processed as stated in paragraphs 11.20 and 11.21, Technical Specifications and delivered to NYC Transit within three (3) business days of the actual trips. In the event that NYC Transit determines that the Contractor has failed to achieve this standard, the NYC Transit may assess liquidated damages in the amount of $250 per day.

      6. PREVENTATIVE MAINTENANCE OF REVENUE VEHICLES:

      In order to maintain a serviceable fleet, the Contractor shall be required to perform ninety-five (95) percent of all Type A, B and C inspections no more than 400 miles and within three (3) business days the scheduled maintenance date. The Contractor is expressly excepted from this requirement during the first month of Phase Two Operations.

      In the event that NYC Transit determines that the Contractor has exceeded the limitation set forth herein, NYC Transit may assess liquidated damages in the amount of $500 per vehicle for each vehicle found in non-compliance.

      7. PRE & POST TRIP VEHICLE INSPECTION:

      The Contractor shall implement a program to establish a ninety-nine (99) percent compliance with pre and post vehicle inspections as detailed in Paragraph 14.2, Technical Specifications. In the event that NYC Transit determines that the Contractor has exceeded this limitation, NYC Transit may assess $100 per day for each day the Contractor is found to be in non-compliance.

      8. ACCIDENT, DAMAGE REPAIRS:

      The Contractor is required to repair all accident damage to revenue and non-revenue vehicles within thirty (30) days from date of the accident. In the event that NYC Transit determines that the carrier has exceeded this limitation, NYC Transit may assess liquidated damages in the amount of $50 per day per vehicle.

      9. COMPLAINTS:

      Contractors shall maintain a ratio of complaints to completed trips of 1:2,500. Complaints relating to NYC Transit policy or procedure shall be not considered for the purposes of assessing liquidated damages. In the event that NYC Transit determines that the carrier has exceeded this limitation, NYC Transit may assess liquidated damages in the amount of $1000 for the month in which the carrier exceeded the limitation.

      11. TRIPS:

          a. Late Trips:

      In the event that NYC Transit determines that the Contractor is more than 30 minutes late for a scheduled pick-up, NYC Transit may assess liquidated damages in the amount of $40.

          b. Failed Trips:

      In the event that NYC Transit determines that the Contractor is over 45 minutes late for a passenger, the trip will be considered a failure and the NYCTA may assess liquidated damages in the amount of $60.

          c. Missed Trips:

      In the event that NYC Transit determines that the Contractor did not perform the trip and that the Contractor's vehicle was a no-show, the trip will be considered a missed trip and NYC Transit may assess liquidated damages in the amount of $80. The Contractor will also be required to reimburse the customer who was to be picked up by the no-show vehicle for any reasonable expenses incurred by the customer in order for the customer to arrange and complete the trip independently of the Contractor.

      11. VEHICLE CLEANLINESS:

      In order to provide a positive public image and appearance, the Contractor will be responsible for maintaining the appearance and cleanliness of all revenue and non-revenue vehicles used in AAR services. The word appearance is deemed to mean a vehicle without readily apparent or visible accident damage. In the event that NYC Transit determines that a vehicle is below the cleanliness standards described in Paragraph 10.16, Technical Specifications, or that the carrier is not performing exterior or interior vehicle cleaning, the NYC Transit may assess liquidated damages in the amount of $10 per vehicle per day.

      12. DRIVERS:

          a. Dress Requirements:

             In the event that NYC Transit determines that a driver in revenue service is seen out of uniform or in a dirty or damaged uniform as described in
Section 15, Driver Requirements, Technical Specifications, NYC Transit may assess liquidated damages in the amount of $25 per occurrence.

          b. Training Requirements:

             In the event that NYC Transit determines that a driver in revenue service has not satisfactorily passed all required training, NYC Transit may assess liquidated damages in the amount of $100 per driver per day. The driver will be immediately removed from service and will not be permitted to drive again until NYC Transit has certified that the driver has been properly trained.

          c. Vehicle Operation/Driving Requirements:

             In the event that NYC Transit determines that a driver has been employed in revenue service after notification by NYC Transit to the Contractor that the driver is not to be allowed to operate any AAR revenue vehicle, NYC Transit may assess liquidated damages in the amount of $1000 per driver per day.

      13. RECORDKEEPING:

      If the Contractor fails to accurately keep, complete, and/or return billing and other required paperwork within the time periods specified, the Contractor shall be charged at the rate of $10 per day per item.

      14. ACCIDENT REPORTING:

      If the Contractor fails to report an accident within the required time period, the Contractor will be charged liquidated damages of $400 per accident, per day the report is late.

      15. UNAUTHORIZED USE OF VEHICLES:

      If NYC Transit determines that a Contractor has used any AAR revenue service for any purpose other than that described in this RFP or otherwise directly authorized in writing by NYC Transit, the Contractor will be assess liquidated damages of $1,000 per vehicle per incident.

      16. UNSAFE CONDUCT:

      If NYC Transit determines that the Contractor's drivers or facility support staff have engaged in any conduct or unsafe action which creates a safety hazard, the Contractor will be assessed liquidated damages of $100 per incident.

      17. HEATING/AIR CONDITIONING

      The Contractor shall be assessed liquidated damages of $25 per day for each vehicle found not in compliance with heating and air conditioning standards set forth herein.

ARTICLE 113      ENTIRE AGREEMENT

      This Contract constitutes the entire agreement and understanding between the parties, all prior and contemporaneous representations, understandings and agreements having been merged therein.

ARTICLE 114     PROSECUTION OF THE WORK

      A. If, during the prosecution of the Work, unforeseen difficulties of any nature be encountered, the Contractor shall take every necessary or proper precaution to overcome the unforeseen difficulty according to the direction of the Project Manager and as provided in these Contract Documents.

      B. All goods and workmanship shall be of the best class in every respect, and the Transit Authority Project Manager shall be the sole judge of quality and efficiency.

      C. In all operations connected with the Work, all local laws and ordinances of the City of New York and all laws of the State of New York which control or limit in any way the actions of those engaged in the Work, or affecting the Work belonging to or used to them, shall be strictly complied with, and further, the Contractor shall comply with all applicable Federal, State and Municipal Regulations regarding the transportation of goods in and around the City and State of New York.

      D. The Contractor shall employ only competent, skillful, and faithful personnel to do the Work.

      E. The Contractor hereby represents that prior to submitting his proposal, he examined the locations of the Technical Specifications in details and satisfied himself as to the intent of the Technical Specifications relating to the Work to be performed, and he shall not at any time make any claim for damage or extension of time, or ny other demand because of any misinterpretation or misunderstanding of the Technical Specifications, or because of any lack of information.

      F. All goods of whatever kind which, during their installation become damaged from any cause whatsoever, shall be removed and shall be replaced by new, undamaged goods without any additional cost to the Authority.

      G. The Contractor shall furnish all labor, material, plant, tools supplies and other means necessary to perform the Work described in the Contract Documents in accordance with the Technical Specifications; and shall perform such Work within the direction and to the satisfaction of the Project Manager.

      H. The Contractor agrees to deliver and install conforming goods in accordance with the Technical Specifications.

      I. All Work by the Contractor shall be within the time specified in the Scope of Work. If for any reason the Work cannot be performed by the date or dates specified, the Contractor must immediately furnish the Authority with written notice of such delay and reason thereof. Extension of time will be granted only if the delay is deemed by the Authority to be unavoidable as provided for in Paragraph L below.

      J. Time is of the essence of this Contract. In the event of a delay in the Work for which the Contractor is not entitled to an extension of time under Paragraph L, the Authority may recover all damages for such delay.

      K. If the Work under this Contract should be unavoidably delayed, the Authority may extend the time for completion of the Contract for the determined number of days of excusable delay provided the Contractor advised the Authority as required under Paragraph J above. A delay is unavoidable only if the delay was substantial and in fact caused the Contractor to miss performance dates and arose from unforeseen causes beyond the Contractor's control, provided the Contractor has taken reasonable precautions to prevent delays due to such causes and further provided such delays were not caused directly or substantially by acts, omissions, negligence, or mistakes of the Contractor, the Contractor's suppliers, or their agents, and could not adequately have been guarded against by contractual or legal means.

      L. The Contractor agrees to make no claim for damages for delay in performance of this Contract occasioned by any act or omission of the Authority or any of its representatives, and agrees that any such claim shall be fully compensated for by an extension of time to complete performance of the Work as provided herein.

      M. The acceptance of Work after the date fixed for completion of performance shall not be deemed a waiver of the right of the Authority to terminate this Contract with respect to the unperformed portion thereof or to require the delivery of any undelivered goods in accordance with this Contract.

ARTICLE 115       RISK OF LOSS

      A. Contractor assumes the risk of, and shall be responsible for, any loss or damage to Authority property, including property, including property and equipment leased by the Authority, used in the performance of this Contract, and caused, either directly or indirectly by the acts, conduct, omissions or lack of good faith of the Contractor, its officers, managerial personnel, and employees or any person, firm, company, agent or others engaged by the Contractor as expert, consultant, specialist, or subcontractor hereunder.

      B. In the event that any such Authority property is lost or damaged, except for normal wear and tear, then the Authority shall have the right to withhold further payments hereunder for the purpose of set-off, in sufficient sums to cover such loss or damage.

      C. The Contractor agrees to indemnify the Authority and hold it harmless from any and all liability or claim for damages due to any such loss or damage to any such Authority property described in Subsection (a) above.

      D. The rights and remedies of the Authority provided herein shall not be exclusive and are in addition to any other rights and remedies provided by law or by the Contract.

ARTICLE 116       SUBCONTRACTORS

      A. If the Contractor will cause any part of this Contract to be performed by a Subcontractor, the provisions of this Contract will apply to such Subcontractor and its officers, agents and employees in all respects as if it and they were employees of the Contractor; and the Contractor will not be in any manner thereby discharged from its obligations and liabilities hereunder, but will be liable hereunder for all acts and negligence of the Subcontractor, its officers, agents and employees, as if they were employees of the Contractor. The employees of the Subcontractor will be subject to the same provisions hereof as the employees of the Contractor; and the Work performed by the Subcontractor will be subject to the provisions hereof as if performed directly by the Contractor.

      B. The Contractor, before making any subcontract for any portion of the Work, will state in writing to the Authority the name of the proposed subcontractor, the portion of the Work which the subcontractor is to do, the place of business of such subcontractor, and such other information as the Authority may require. The Authority will have the right to require the Contractor not to award any subcontract to a person, firm or corporation disapproved by the Authority.

      C. Before entering into any subcontract hereunder, the Contractor will inform the subcontractors fully and completely of all provisions and requirements of this Contract relating either directly or indirectly to the Work to be performed. Such Work performed by such subcontractor will strictly comply with the requirements of this Contract.

      D. In order to qualify as a subcontractor satisfactory to the Authority, in addition to the other requirements herein provided, the subcontractor must be prepared to prove to the satisfaction of the Authority that it has the necessary facilities, skill and experience, and ample financial resources to perform the work in a satisfactory manner. To be considered skilled and experienced, the subcontractor must show to the satisfaction of the Authority that it has satisfactorily performed Work of the same general type which is required to be performed under this Contract.

ARTICLE 117       RELATIONSHIP OF CONTRACTOR TO THE AUTHORITY

      The relationship of Contractor to the Authority is that of an independent Contractor, and said Contractor, in accordance with its status as such, covenants and agrees that it will conduct itself consistent with such status, that it will neither hold itself out as nor claim to be an officer or employee of the Authority (or the MTA or the City) by reason hereof, and that it will not, by reason hereof, make any claim, demand or application to, or for any right or privilege applicable to an officer or employee of the Authority (or the MTA or the City), including, but not limited to, Workers' Compensation coverage, Unemployment Insurance Benefits, Social Security coverage or retirement membership or credit.

ARTICLE 118       DISCLOSURE

      Contractor hereby represents that to the best of its knowledge neither it nor any of its personnel has been the subject of any investigation or has any of them been convicted or indicted for commission of any crime involving misconduct, corruption, bribery, or fraud in connection with any public contract in the State of New York or any other jurisdiction, except as has been specifically disclosed in writing to the Authority, and that, should any such conviction or indictment be obtained or any such investigation commenced prior to the expiration of the term hereof, regardless of the date of the occurrence giving rise to the subject matter of such conviction, indictment or investigation, it will be disclosed in writing to the Authority. Breach of this provision is expressly understood to constitute a material breach hereof.

ARTICLE 119       MOST FAVORED CUSTOMER

      The Contractor warrants and represents that the prices, warranties, benefits and terms set forth herein are at least equal to or more favorable to the Authority than the prices, warranties, benefits, and terms now charged or offered by the Contractor to other customers under similar circumstances and terms and conditions, or that may be charged or offered during the term hereof for the same or substantially similar products or services.

ARTICLE 120       PUBLICITY

      A. Prior written approval of the Authority is required before the Contractor or any of its employees, servants, agents or independent contractor may, at any time, either during or after completion or termination of this Contract, make any statement to the press or issue any material for publicity through any media of communication bearing on the Work performed or data collected under this Contract.

      B. If the Contractor wishes to publish a work dealing with any aspect of performance under this Contract, or of the results and accomplishments attained in such performance, such publication requires the prior written approval of the Authority, which approval may be conditioned upon the Authority's obtaining royalties from the Contractor, and also obtaining a non-exclusive and irrevocable license to reproduce, publish, or otherwise use and authorize others to use the publication.

ARTICLE 121       AMENDMENTS

      This Contract may be amended only by an instrument in writing executed by the Authority and Contractor.

ARTICLE 122       ATTACHMENTS

      Attachment Numbers I, II, III, IV, V, VI and VII are incorporated in this Contract and shall be deemed to apply to the entire Contract.

ARTICLE 123    RESCISSION

      In the event that the Authority elects to execute this Contract prior to submission by the Contractor of any required document, such as insurance policies, performance bond and DBE documentation, and approval of such items by the Authority, the Authority may, in its sole discretion, rescind this Contract if all such matters have not been resolved to the Authority's satisfaction within thirty (30) Days after execution hereof.

ARTICLE 124       ORDER OF PREFERENCE

      If there is a conflict between provisions of this Agreement, the following order of precedence shall apply

      A. Attachments
      B. Technical Specifications
      C. Terms and Conditions
      D. Price Schedule

ARTICLE 125       WARRANTY WORK AND PARTS: VEHICLE MAINTENANCE AGREEMENTS

The Contractor may choose to enter into agreements with vehicle manufacturers or dealers by which the Contractor will perform warranty work or receive warranty parts in exchange for cash or other valuable consideration. Any such agreement entered into between the Contractor and a third party must receive prior written approval by the NYCTA. The value of that work or parts received shall be passed along in full to the NYCTA. The value of work performed or parts received shall be the fair market value at the time of performance or delivery of parts.

The total value of any work performed or parts received shall be reported to the NYCTA and shall be deducted from the subsequent Fixed Cost: Monthly Lump Sum Payment as described in ARTICLE III, Invoices and Audit, (A)(1).

      All submissions will then be forwarded to the Chairman of the Vehicle Equivalency Committee in a timely fashion for consideration as an "approved equal."

ARTICLE 126:      VEHICLE EQUIVALENCY PROCEDURE

Any Contractor proposing a vehicle with specifications that differ from those listed in Appendices A, B, C and D must submit those vehicle specifications to the NYCTA Vehicle Equivalency Committee. All such submissions must be sent to the Paratransit Director of Contract Administration as follows:

      Mr. Dennis Erkus
      Director, Contract Administration
      Paratransit Division
      New York City Transit Authority
      10 Columbus Circle
      New York, NY 10019

      Tel. No. (212) 353-5635
      Fax No. (212) 977-5126

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective with the date set forth in the Notice to Proceed.


_______________________________________________________________________________

CONTRACTOR:                                NEW YORK CITY TRANSIT AUTHORITY:

Signature: ______________________          Signature: _________________________

Name: ___________________________          Name: ______________________________

Title: __________________________          Title: _____________________________

Date: ___________________________          Date: ______________________________

                          ACKNOWLEDGMENT FOR CONTRACTOR

STATE OF ______________________)
                               )  ss.:
COUNTY OF _____________________)

      On this ______________________ day of _________________________, 1994
before me personally appeared _________________________ to me known, who, being by me first duly sworn, did depose and say that he resides at No. ________________________________________________________ in the City of
__________________, in the County of ________________________ in the State of
_________________: that he is ____________________ of
___________________________, the corporation described in and which executed the foregoing contract; that she knows the corporate seal of said corporation; that one of the seals affixed to said contract is such corporate seal; that it was affixed thereto by order of the Board of Directors of said corporation, and that she signed his name thereto by like authority.


                                                  __________________________
                                                         Notary Public

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE

                                                                            Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 1 of 7

    Phase 1 - Start Up Team (Payment Category - Mobilization Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
                                                                  Subtotal $
                                                                           =================

    Phase 1 - Start Up, Other (Payment Category - Mobilization Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
17  Dispatcher Supervisors                                                 $
--------------------------------------------------------------------------------------------
18  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
19  Reservationist Supervisor                                              $
--------------------------------------------------------------------------------------------
20  Benefits. Lines 13 to 19                                               $
--------------------------------------------------------------------------------------------
21  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
22  Schedulers                                                             $
--------------------------------------------------------------------------------------------
23  Reservationists                                                        $
--------------------------------------------------------------------------------------------
24  Benefits. Lines 21 to 23                                               $
--------------------------------------------------------------------------------------------
25  Drivers                                                                $
--------------------------------------------------------------------------------------------
26  Mechanics                                                              $
--------------------------------------------------------------------------------------------
27  Servicemen                                                             $
--------------------------------------------------------------------------------------------
28  Benefits, Lines 25 to 27                                               $
--------------------------------------------------------------------------------------------
29  Fuel                                                                   $
--------------------------------------------------------------------------------------------
30  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
31  Tires                                                                  $
--------------------------------------------------------------------------------------------
32  Office Equipment                                                       $
--------------------------------------------------------------------------------------------
33  Office Furnishings                                                     $
--------------------------------------------------------------------------------------------
34  Telephone                                                              $
--------------------------------------------------------------------------------------------
35  Xerox                                                                  $
--------------------------------------------------------------------------------------------
36  Printing                                                               $
--------------------------------------------------------------------------------------------
37  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
38  Facility Renovations                                                   $
--------------------------------------------------------------------------------------------
39  Utilities                                                              $
--------------------------------------------------------------------------------------------
40  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
41  Vehicle Insurance                                                      $
--------------------------------------------------------------------------------------------
42  Revenue Vehicles                                                       $
--------------------------------------------------------------------------------------------
43  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
44  Computer Equipment                                                     $
--------------------------------------------------------------------------------------------
45  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
46  Tools                                                                  $
--------------------------------------------------------------------------------------------
47  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
48  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
49  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
50  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
51  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
                                                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                     TOTAL $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE


Year ONE, 1995-1996                                                         Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 2 of 7

    Phase 2 - Operations (Payment Category - Fixed Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Benefits, Lines 13 to 15                                               $
--------------------------------------------------------------------------------------------
17  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
18  Telephone                                                              $
--------------------------------------------------------------------------------------------
19  Xerox                                                                  $
--------------------------------------------------------------------------------------------
20  Printing                                                               $
--------------------------------------------------------------------------------------------
21  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
22  Utilities                                                              $
--------------------------------------------------------------------------------------------
23  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
24  Reservation Supervisor                                                 $
--------------------------------------------------------------------------------------------
25  Reservationists                                                        $
--------------------------------------------------------------------------------------------
26  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
27  Schedulers                                                             $
--------------------------------------------------------------------------------------------
28  Dispatcher Supervisor                                                  $
--------------------------------------------------------------------------------------------
29  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
30  Benefits, Lines 24 to 29                                               $
--------------------------------------------------------------------------------------------
31  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
32  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
33  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
34  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
35  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
36  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
37  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
    Subtotal Fixed Costs:                                         Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

    Phase 2 - Operations (Payment Category - Variable Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
38  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
39  Drivers                                                                $
--------------------------------------------------------------------------------------------
40  Mechanics                                                              $
--------------------------------------------------------------------------------------------
41  Servicemen                                                             $
--------------------------------------------------------------------------------------------
42  Benefits, Lines 38 to 41                                               $
--------------------------------------------------------------------------------------------
43  Fuel                                                                   $
--------------------------------------------------------------------------------------------
44  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
45  Tires                                                                  $
--------------------------------------------------------------------------------------------
46  Miscellaneous Maintenance                                              $
--------------------------------------------------------------------------------------------
    Subtotal Variable Costs:                                      Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
47  Vehicle Hours Bid
--------------------------------------------
48  Subtotal Line 40 to 48
--------------------------------------------
49  Divide Line 50 by Line 49
--------------------------------------------
50  Variable Cost Per Vehicle Hour                        Per Vehicle Hour $
--------------------------------------------                               =================

    Phase 2 - Operations (Payment Category - Pass Through)
--------------------------------------------------------------------------------------------
51  Lift Van (Large)                                             (month)   $
--------------------------------------------------------------------------------------------
52  Lift Van (Small)                                             (month)   $
--------------------------------------------------------------------------------------------
53  Ramp Equipped MiniVan                                        (month)   $
--------------------------------------------------------------------------------------------
54  Sedan                                                        (month)   $
--------------------------------------------------------------------------------------------
55  Tolls                                                        (month)   $
--------------------------------------------------------------------------------------------
56  Revenue Vehicle Insurance                                    (month)   $
--------------------------------------------------------------------------------------------
    Subtotal Pass-Through Costs:                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                 Total Bid $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE


Year TWO, 1996-1997                                                         Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 3 of 7

    Phase 2 & 3 - Operations (Payment Category - Fixed Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Benefits, Lines 13 to 15                                               $
--------------------------------------------------------------------------------------------
17  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
18  Telephone                                                              $
--------------------------------------------------------------------------------------------
19  Xerox                                                                  $
--------------------------------------------------------------------------------------------
20  Printing                                                               $
--------------------------------------------------------------------------------------------
21  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
22  Utilities                                                              $
--------------------------------------------------------------------------------------------
23  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
24  Reservation Supervisor                                                 $
--------------------------------------------------------------------------------------------
25  Reservationists                                                        $
--------------------------------------------------------------------------------------------
26  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
27  Schedulers                                                             $
--------------------------------------------------------------------------------------------
28  Dispatcher Supervisor                                                  $
--------------------------------------------------------------------------------------------
29  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
30  Benefits, Lines 24 to 29                                               $
--------------------------------------------------------------------------------------------
31  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
32  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
33  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
34  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
35  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
36  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
37  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
    Subtotal Fixed Costs:                                         Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

    Phase 2 &  3 - Operations (Payment Category - Variable Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
38  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
39  Drivers                                                                $
--------------------------------------------------------------------------------------------
40  Mechanics                                                              $
--------------------------------------------------------------------------------------------
41  Servicemen                                                             $
--------------------------------------------------------------------------------------------
42  Benefits, Lines 38 to 41                                               $
--------------------------------------------------------------------------------------------
43  Fuel                                                                   $
--------------------------------------------------------------------------------------------
44  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
45  Tires                                                                  $
--------------------------------------------------------------------------------------------
46  Miscellaneous Maintenance                                              $
--------------------------------------------------------------------------------------------
    Subtotal Variable Costs:                                      Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
47  Vehicle Hours Bid
--------------------------------------------
48  Subtotal Line 40 to 48
--------------------------------------------
49  Divide Line 50 by Line 49
--------------------------------------------
50  Variable Cost Per Vehicle Hour                        Per Vehicle Hour $
--------------------------------------------                               =================

    Phase 2 & 3 - Operations (Payment Category - Pass Through)
--------------------------------------------------------------------------------------------
51  Lift Van (Large)                                              (month)  $
--------------------------------------------------------------------------------------------
52  Lift Van (Small)                                              (month)  $
--------------------------------------------------------------------------------------------
53  Ramp Equipped MiniVan                                         (month)  $
--------------------------------------------------------------------------------------------
54  Sedan                                                         (month)  $
--------------------------------------------------------------------------------------------
55  Tolls                                                         (month)  $
--------------------------------------------------------------------------------------------
56  Revenue Vehicle Insurance                                     (month)  $
--------------------------------------------------------------------------------------------
    Subtotal Pass-Through Costs:                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                 Total Bid $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE


Year THREE, 1997-1998                                                        Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 4 of 7

    Phase 3 - Operations (Payment Category - Fixed Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Benefits, Lines 13 to 15                                               $
--------------------------------------------------------------------------------------------
17  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
18  Telephone                                                              $
--------------------------------------------------------------------------------------------
19  Xerox                                                                  $
--------------------------------------------------------------------------------------------
20  Printing                                                               $
--------------------------------------------------------------------------------------------
21  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
22  Utilities                                                              $
--------------------------------------------------------------------------------------------
23  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
24  Reservation Supervisor                                                 $
--------------------------------------------------------------------------------------------
25  Reservationists                                                        $
--------------------------------------------------------------------------------------------
26  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
27  Schedulers                                                             $
--------------------------------------------------------------------------------------------
28  Dispatcher Supervisor                                                  $
--------------------------------------------------------------------------------------------
29  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
30  Benefits, Lines 24 to 29                                               $
--------------------------------------------------------------------------------------------
31  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
32  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
33  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
34  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
35  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
36  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
37  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
    Subtotal Fixed Costs:                                         Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

    Phase  3 - Operations (Payment Category - Variable Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
38  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
39  Drivers                                                                $
--------------------------------------------------------------------------------------------
40  Mechanics                                                              $
--------------------------------------------------------------------------------------------
41  Servicemen                                                             $
--------------------------------------------------------------------------------------------
42  Benefits, Lines 38 to 41                                               $
--------------------------------------------------------------------------------------------
43  Fuel                                                                   $
--------------------------------------------------------------------------------------------
44  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
45  Tires                                                                  $
--------------------------------------------------------------------------------------------
46  Miscellaneous Maintenance                                              $
--------------------------------------------------------------------------------------------
    Subtotal Variable Costs:                                      Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
47  Vehicle Hours Bid
--------------------------------------------
48  Subtotal Line 40 to 48
--------------------------------------------
49  Divide Line 50 by Line 49
--------------------------------------------
50  Variable Cost Per Vehicle Hour                        Per Vehicle Hour $
--------------------------------------------                               =================

    Phase 3 - Operations (Payment Category - Pass Through)
--------------------------------------------------------------------------------------------
51  Lift Van (Large)                                              (month)  $
--------------------------------------------------------------------------------------------
52  Lift Van (Small)                                              (month)  $
--------------------------------------------------------------------------------------------
53  Ramp Equipped MiniVan                                         (month)  $
--------------------------------------------------------------------------------------------
54  Sedan                                                         (month)  $
--------------------------------------------------------------------------------------------
55  Tolls                                                         (month)  $
--------------------------------------------------------------------------------------------
56  Revenue Vehicle Insurance                                     (month)  $
--------------------------------------------------------------------------------------------
    Subtotal Pass-Through Costs:                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                 Total Bid $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE


Year FOUR, 1998-1999                                                        Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 5 of 7

    Phase 3 - Operations (Payment Category - Fixed Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Benefits, Lines 13 to 15                                               $
--------------------------------------------------------------------------------------------
17  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
18  Telephone                                                              $
--------------------------------------------------------------------------------------------
19  Xerox                                                                  $
--------------------------------------------------------------------------------------------
20  Printing                                                               $
--------------------------------------------------------------------------------------------
21  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
22  Utilities                                                              $
--------------------------------------------------------------------------------------------
23  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
24  Reservation Supervisor                                                 $
--------------------------------------------------------------------------------------------
25  Reservationists                                                        $
--------------------------------------------------------------------------------------------
26  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
27  Schedulers                                                             $
--------------------------------------------------------------------------------------------
28  Dispatcher Supervisor                                                  $
--------------------------------------------------------------------------------------------
29  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
30  Benefits, Lines 24 to 29                                               $
--------------------------------------------------------------------------------------------
31  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
32  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
33  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
34  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
35  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
36  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
37  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
    Subtotal Fixed Costs:                                         Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

    Phase  3 - Operations (Payment Category - Variable Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
38  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
39  Drivers                                                                $
--------------------------------------------------------------------------------------------
40  Mechanics                                                              $
--------------------------------------------------------------------------------------------
41  Servicemen                                                             $
--------------------------------------------------------------------------------------------
42  Benefits, Lines 38 to 41                                               $
--------------------------------------------------------------------------------------------
43  Fuel                                                                   $
--------------------------------------------------------------------------------------------
44  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
45  Tires                                                                  $
--------------------------------------------------------------------------------------------
46  Miscellaneous Maintenance                                              $
--------------------------------------------------------------------------------------------
    Subtotal Variable Costs:                                      Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
47  Vehicle Hours Bid
--------------------------------------------
48  Subtotal Line 40 to 48
--------------------------------------------
49  Divide Line 50 by Line 49
--------------------------------------------
50  Variable Cost Per Vehicle Hour                        Per Vehicle Hour $
--------------------------------------------                               =================

    Phase 3 - Operations (Payment Category - Pass Through)
--------------------------------------------------------------------------------------------
51  Lift Van (Large)                                              (month)  $
--------------------------------------------------------------------------------------------
52  Lift Van (Small)                                              (month)  $
--------------------------------------------------------------------------------------------
53  Ramp Equipped MiniVan                                         (month)  $
--------------------------------------------------------------------------------------------
54  Sedan                                                         (month)  $
--------------------------------------------------------------------------------------------
55  Tolls                                                         (month)  $
--------------------------------------------------------------------------------------------
56  Revenue Vehicle Insurance                                     (month)  $
--------------------------------------------------------------------------------------------
    Subtotal Pass-Through Costs:                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                 Total Bid $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE


Year FIVE, 1999-2000                                                        Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]                     Page 6 of 7

    Phase 3 - Operations (Payment Category - Fixed Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
1   Consultant Labor, On-Site                                              $
--------------------------------------------------------------------------------------------
2   Consultant Labor, Off-Site                                             $
--------------------------------------------------------------------------------------------
3   Consultant Travel (give number of trips)                               $
--------------------------------------------------------------------------------------------
4   Consultant Automobile Rental/Parking                                   $
--------------------------------------------------------------------------------------------
5   Consultant Lodging (nights, rate)                                      $
--------------------------------------------------------------------------------------------
6   Consultant Meals                                                       $
--------------------------------------------------------------------------------------------
7   Consultant Telephone                                                   $
--------------------------------------------------------------------------------------------
8   Consultant Xerox                                                       $
--------------------------------------------------------------------------------------------
9   Consultant Printing                                                    $
--------------------------------------------------------------------------------------------
10  Consultant Office Rental                                               $
--------------------------------------------------------------------------------------------
11  Consultant Utilities                                                   $
--------------------------------------------------------------------------------------------
12  Consultant Miscellaneous                                               $
--------------------------------------------------------------------------------------------
13  Project Manager                                                        $
--------------------------------------------------------------------------------------------
14  Operations Manager                                                     $
--------------------------------------------------------------------------------------------
15  Maintenance Manager                                                    $
--------------------------------------------------------------------------------------------
16  Benefits, Lines 13 to 15                                               $
--------------------------------------------------------------------------------------------
17  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
18  Telephone                                                              $
--------------------------------------------------------------------------------------------
19  Xerox                                                                  $
--------------------------------------------------------------------------------------------
20  Printing                                                               $
--------------------------------------------------------------------------------------------
21  Facility Rental                                                        $
--------------------------------------------------------------------------------------------
22  Utilities                                                              $
--------------------------------------------------------------------------------------------
23  Business Insurance                                                     $
--------------------------------------------------------------------------------------------
24  Reservation Supervisor                                                 $
--------------------------------------------------------------------------------------------
25  Reservationists                                                        $
--------------------------------------------------------------------------------------------
26  Scheduler Supervisor                                                   $
--------------------------------------------------------------------------------------------
27  Schedulers                                                             $
--------------------------------------------------------------------------------------------
28  Dispatcher Supervisor                                                  $
--------------------------------------------------------------------------------------------
29  Dispatchers                                                            $
--------------------------------------------------------------------------------------------
30  Benefits, Lines 24 to 29                                               $
--------------------------------------------------------------------------------------------
31  Licenses, Taxes, Permits                                               $
--------------------------------------------------------------------------------------------
32  Other Equipment (Detail)                                               $
--------------------------------------------------------------------------------------------
33  Other Operating (Detail)                                               $
--------------------------------------------------------------------------------------------
34  Other Overheads                                                        $
--------------------------------------------------------------------------------------------
35  Miscellaneous                                                          $
--------------------------------------------------------------------------------------------
36  Non-Revenue Vehicles                                                   $
--------------------------------------------------------------------------------------------
37  Computer Support Services                                              $
--------------------------------------------------------------------------------------------
    Subtotal Fixed Costs:                                         Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

    Phase  3 - Operations (Payment Category - Variable Cost)
--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
38  Driver Supervisors                                                     $
--------------------------------------------------------------------------------------------
39  Drivers                                                                $
--------------------------------------------------------------------------------------------
40  Mechanics                                                              $
--------------------------------------------------------------------------------------------
41  Servicemen                                                             $
--------------------------------------------------------------------------------------------
42  Benefits, Lines 38 to 41                                               $
--------------------------------------------------------------------------------------------
43  Fuel                                                                   $
--------------------------------------------------------------------------------------------
44  Maintenance Parts & Fluids                                             $
--------------------------------------------------------------------------------------------
45  Tires                                                                  $
--------------------------------------------------------------------------------------------
46  Miscellaneous Maintenance                                              $
--------------------------------------------------------------------------------------------
    Subtotal Variable Costs:                                      Subtotal $
                                                                           =================
    Profit:                                                         Profit $
                                                                           =================

--------------------------------------------------------------------------------------------
#   Item                                       Quantity   Unit Price           Extension
--------------------------------------------------------------------------------------------
47  Vehicle Hours Bid
--------------------------------------------
48  Subtotal Line 40 to 48
--------------------------------------------
49  Divide Line 50 by Line 49
--------------------------------------------
50  Variable Cost Per Vehicle Hour                        Per Vehicle Hour $
--------------------------------------------                               =================

    Phase 3 - Operations (Payment Category - Pass Through)
--------------------------------------------------------------------------------------------
51  Lift Van (Large)                                              (month)  $
--------------------------------------------------------------------------------------------
52  Lift Van (Small)                                              (month)  $
--------------------------------------------------------------------------------------------
53  Ramp Equipped MiniVan                                         (month)  $
--------------------------------------------------------------------------------------------
54  Sedan                                                         (month)  $
--------------------------------------------------------------------------------------------
55  Tolls                                                         (month)  $
--------------------------------------------------------------------------------------------
56  Revenue Vehicle Insurance                                     (month)  $
--------------------------------------------------------------------------------------------
    Subtotal Pass-Through Costs:                                  Subtotal $
                                                                           =================
                                                                           =================
                                                                 Total Bid $
                                                                           =================

                                 PRICE SCHEDULE

                               CONTRACT # 94E5461

                    FIVE BOROUGH PARATRANSIT CARRIER SERVICE

Summary: Year ONE to Year FIVE                                      Attachment 1
Circle Proposed Zone(s)  [ 1 ] [ 2 ] [ 3 ] [ 4 ] [ All ]             Page 7 of 7

          MOBILIZATION COSTS:                                  $
                                                               =================

          TOTAL FIXED COSTS:                                   $
                                                               =================

          PROFIT ON FIXED COSTS:                               $
                                                               =================

          TOTAL VARIABLE COSTS:                                $
                                                               =================

          PROFIT ON VARIABLE COSTS:                            $
                                                               =================

          SUBTOTAL:                                            $
                                                               =================

          TOTAL PASS-THROUGH COSTS:                            $
                                                               =================

                                                               =================
          GRAND TOTAL:                                         $
                                                               =================